Supplement to the
Fidelity® Series Small Cap Core Fund
June 29, 2023
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the "Management Contract" section.
The following table provides information relating to other accounts managed by Drew Gellert as of July 31, 2023:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	1	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$826	$3,842	$729
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none
* Includes Fidelity® Series Small Cap Core Fund  ($33 (in millions) assets managed).
As of July 31, 2023, the dollar range of shares of Fidelity® Small Cap Core Fund beneficially owned by Mr. Gellert was none.

SCC-SSTK-0923-100-1.9910816.100	September 27, 2023